EXHIBIT 23.4

                    [LETTERHEAD OF McGLADREY & PULLEN, LLP]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in this Registration Statement on Form S-8 (No. 333-26601) of our report, dated February 27, 1997, relating to the financial statements of Queensboro Steel Corporation. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                         /s/ MCGLADREY & PULLEN, LLP

Wilmington, North Carolina
July 24, 1997